Ticker Symbol CTSAX
Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI

Caritas All-Cap Growth Fund

A series of
Starboard Investment Trust

SUMMARY PROSPECTUS
September 28, 2011

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at https://caritascapital.com/CaritasAll-CapGrowthFund.html. You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Caritas All-Cap Growth Fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section “Purchasing Shares” in this prospectus and the section “Additional Purchase and Redemption Information” in the Fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None
Redemption Fee (as a % of amount redeemed; charged upon any redemption of shares within 30 days of the issuance of such shares)	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	2.11%
Acquired Fund Fees and Expenses	0.20%
Total Annual Fund Operating Expenses1	3.81%
Fee Waiver and/or Expense Limitation2	1.66%
Net Annual Fund Operating Expenses2	2.15%

1.  The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Fund’s Financial Highlights because that ratio does not include Acquired Fund Fees and Expenses.

2.  The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments under the Rule 12b-1 distribution plan, and acquired fund fees and expenses) to not more than 1.70% of the average daily net assets of the Fund through October 31, 2012.  The Expense Limitation Agreement may be terminated by the Trust at any time, provided that such action shall be authorized by resolution of a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.

Example.  This example shows you the expenses you may pay over time by investing in the Fund.  Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds.  The example assumes the following conditions:

•	You invest $10,000 in the Fund for the periods shown;
•	You reinvest all dividends and distributions;
•	You redeem all of your shares at the end of those periods;
•	You earn a 5% return each year; and
•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

1 Year	3 Years	5 Years	10 Years
$781	$1,528	$2,293	$4,288

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 126.59% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to achieve its investment objective by investing primarily in a portfolio of common stocks of companies that the Fund’s investment advisor, Caritas Capital, LLC (the “Advisor”), believes have above-average future growth potential relative to their peers.  The Advisor also anticipates hedging the Fund’s long positions in equity securities through investments in “short” exchanged traded funds (“ETFs”).  A “short” ETF is an investment company that seeks to track the opposite of the performance of an index by holding in its portfolio short positions in either the contents of the index or a representative sample of the securities in the index.

The Fund invests in companies of all sizes traded on any United States stock exchange or over-the-counter market (“Universe”).  The Universe is not limited by market capitalization or industry segmentation, and may include large-, mid-, small- and micro- cap companies.  The Advisor generally selects common stocks based on fundamental, bottom up research.  Other factors that influence investment decisions include economic and technical analysis.  The Fund will generally hold each of its equity positions from one to three years.  The Advisor, may, however, trade the Fund’s portfolio more actively if market conditions warrant.

The Fund typically holds 25-40 equity investments at any one time.  However, from time to time, the Fund may hold more or less than this number.  When selecting equity securities for the Fund, the Advisor looks for some of the following characteristics:

•	Stocks with per share prices above $5.00.
•	Stocks with average daily trading volumes of at least 100,000 during prior year.
•	Projected earnings growth greater than the S&P 500 Index.
•
Stocks that the Advisor believes have upside potential that is three or more times greater than the stock’s downside risk based on the Advisor’s research.  The Advisor typically looks for stocks whose current price-to-book ratio is below its 5-year average and whose price-to-forward earnings ratio relative to the S&P 500 index is below historical average.

The Advisor will typically choose ETFs that directly hold short positions in a broad index of securities of which the Fund’s portfolio securities may be a part.  The Advisor will typically sell a security held by the Fund when the security reaches a price target (floor or ceiling) as determined by the Advisor, the fundamentals of the security change, or to pursue opportunities that the Advisor believes will be of greater benefit to the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following principal risks:

Market risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets.  Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions.  In a declining stock market, prices for all companies (including those in the Fund’s portfolio) may decline regardless of their long-term prospects.  The Fund’s performance per share will change daily in response to such factors.

Portfolio Turnover Risk.  The Advisor will sell portfolio securities when it is in the interests of the Fund and its shareholders to do so without regard to the length of time they have been held.  As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.  The Advisor was formed in 2009 and is registered an investment adviser with the Securities and Exchange Commission.  However, the Advisor does not have previous experience managing an investment company registered under the Investment Company Act of 1940.  Accordingly, investors in the Fund bear the risk that the Advisor’s inexperience managing registered investment company may limit its effectiveness.  The experience of the portfolio managers is discussed in “Management of the Fund – Investment Advisor.”

New Fund Risk.  The Fund was formed at the end of 2009.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.  Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Short Sales Risk.  The Fund may invest in ETFs that sell equity securities short.  A short sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline.  The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security.

Small-Cap and Mid-Cap Securities Risk.  The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Micro-Cap Securities Risk.  Some of the small companies in which the Fund invests may be micro-cap companies.  Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations.  Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable (and some companies may be experiencing significant losses), their share prices to be more volatile and their markets to be less liquid than companies with larger market capitalizations.  Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth.  In addition, there may be less public information available about these companies.  The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.  Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Risks Related to Investing in Other Investment Companies.  The Fund’s investment strategy may involve investing in other investment companies, such as ETFs.  Under the Investment Company Act of 1940, the Fund may not acquire shares of an investment company if, immediately after such acquisition, the Fund and their affiliated persons would hold more than 3% of the investment company’s total outstanding stock unless (i) the investment company or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any conditions in such order.  Accordingly, the 3% limitation may prevent the Fund from allocating their investments in the manner the Advisor considers optimal.

To the extent the Fund invests in other investment companies, your cost of investing in the Fund will generally be higher than the cost of investing directly in such other investment company shares.  By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.  Furthermore, these types of investments by the Fund could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

PERFORMANCE INFORMATION

The bar chart and tables shown below provide an indication of the risks of investing in the Fund by showing changes in the performance from year to year and by showing how the Fund’s average annual total returns compare to that of a broad-based securities market index.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting https://caritascapital.com/CaritasAll-CapGrowthFund.html.

Quarterly Returns
Highest and Lowest Returns During This Time Period
Highest return for a quarter	11.46%	Quarter ended December 31, 2010
Lowest return for a quarter	(0.87)%	Quarter ended June 30, 2010
Year-to-date return as of most recent quarter	6.58%	Quarter ended June 30, 2011

Sales loads are not reflected in the chart and table above.  If these amounts were reflected, returns would be less than those shown.

Average Annual Total Returns
Periods Ended December 31, 2010 (returns with maximum sales charge)	Past 1 Year	Since Inception
Before taxes After taxes on distributions After taxes on distributions and sale of shares	12.09% 11.98% 7.86%	12.09% 11.98% 7.86%
Russell 3000 Growth Index (reflects no deductions for fees and expenses)	17.64%	17.64%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

MANAGEMENT OF THE FUND’S PORTFOLIO

The Fund’s investment advisor is Caritas Capital LLC.  The Fund’s portfolio will be managed on a day-to-day basis by Robert G. Fontana.  Mr. Fontana founded the Advisor in 2009, and has been its President and Chief Investment Officer since inception.

PURCHASE AND SALE OF FUND SHARES

You can purchase Fund shares directly from the Fund by mail or bank wire.  The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans and automatic investment plans and the minimum subsequent investment is $100, although the minimums may be waived or reduced in some cases.  Purchase orders by mail should be sent to Caritas All-Cap Growth Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Please call the Fund at 1-800-773-3863 to receive wire instructions for bank wire orders.  Investors who wish to purchase Fund shares through a broker-dealer should contact the broker-dealer directly.

You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.  Redemption orders by mail should be sent to Caritas All-Cap Growth Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 252-972-1908.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI